Prospectus supplement dated February 14, 2020
to the following prospectus(es):
BAE Future Corporate VUL dated May 1, 2019, as amended September 17, 2019
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
The following disclosure changes are hereby made to the prospectus:
At a meeting of the Board of Trustees (the "Board") of BNY Mellon Variable Investment Fund (the "Trust") the Board approved the liquidation (the "Liquidation") pursuant to which the BNY Mellon Variable Investment Fund – International Value Portfolio (the "Fund") will be liquidated. The liquidation is expected to occur on or about April 30, 2020 (the "Liquidation Date").
In anticipation of the Liquidation, the following changes apply to the contract:
•	Effective on or about March 31, 2020, the Fund will no longer be available for purchase or exchanges by new investors. Shareholders of the Fund may continue to make subsequent investments until the Liquidation Date.
•	Prior to the Liquidation Date and pursuant to the terms of your policy, you may transfer your allocations from the Fund to any investment option available in your policy.
•	On or about the Liquidation Date, any remaining assets of the Fund will be transferred to the Fidelity Variable Insurance Products Fund – VIP Government Money Market Portfolio (the "Acquiring Fund").
•	After the Liquidation Date, any and all references in the prospectus to the Fund are deleted and replaced with the Acquiring Fund.
PROS-0394
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